Earnings / (Loss) Per Share	12 Months Ended
Dec. 31, 2019
Earnings / (Loss) Per Share [Abstract]
Earnings / (Loss) Per Share
11.	Earnings / (Loss) Per Share:

The computation of earnings per share for the period December 13, 2016 to September 30, 2017 gives retroactive effect to the 2,400,000 common shares issued under the Exchange Agreement (refer to Note 1).

The Company calculates earnings/ (loss) per share by dividing net income/ (loss) available to common stockholders in each period by the weighted-average number of common shares outstanding during that period, after adjusting for the effect of cumulative dividends on the Series A Preferred Shares, whether or not earned, and only at periods when dividends on the Series A Preferred Shares are contractually allowed to accumulate.

Diluted earnings per share, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional share that would then share in the Company's net income. The Company had no dilutive instruments in the period ended September 30, 2017, the year ended September 30, 2018, the Transition Period ended December 31, 2018 and the year ended December 31, 2019.

The components of the calculation of basic and diluted earnings per share in each of the periods comprising the accompanying consolidated statements of comprehensive income are as follows:

	Period ended September 30,	Year ended September 30,	Three months ended December 31,	Year ended December 31,
	2017	2018	2018	2019
Net income and comprehensive income	$878,644	$980,938	$276,442	$1,088,149
Less: Cumulative dividends on Series A Preferred Shares	(29,250)	(1,646,775)	(992,745)	(372,022)
Plus: Gain on extinguishment of preferred shares pursuant to the Series A Preferred Shares Amendment Agreement, net of expenses	—	—	—	112,637
Net income/ (loss) and comprehensive income/ (loss) available to common shareholders	849,394	(665,837)	(716,303)	828,764
Weighted average number of common shares outstanding, basic and diluted	2,400,000	2,400,000	2,400,000	2,662,383
Earnings/ (Loss) per common share, basic and diluted	$0.35	$(0.28)	$(0.30)	$0.31

As already discussed under Note 7, the Company, on October 10, 2019, reached the Series A Dividends Settlement Agreement with the holders of the Series A Preferred Shares, pursuant to which all due and overdue accumulated dividends on the Series A Preferred shares from their issuance date and up to and including June 30, 2019, in the amount of $4.3 million, were forgiven, whereby, the Series A Preferred holders received in settlement thereof, the Settlement Shares. The Company considered the guidance under FASB ASC Topic 260 in its earnings per common share computation for the year ended December 31, 2019, pursuant to which, the excess of the fair value of the consideration transferred to the holders of the preferred shares over the carrying amount of the preferred shares in the registrant's balance sheet should be subtracted from net earnings to arrive at net earnings available to common shareholders in the calculation of earnings per share. Accordingly, the Company (i) subtracted from net income the residual of the fair value of the common stock (based on price at declaration date) distributed from January 1, 2019 until June 30, 2019, over the accumulated dividends on the Series A Preferred Shares during that period, and (ii) added to net income, as deemed contribution from the Series A Preferred holders, the difference of the (1) the fair value of the Series A Preferred Shares after the amendment and (2) the carrying amount of the preferred shares immediately before the amendment, to arrive at income available to common shareholders.